AMENDMENT NO.6
                                CREDIT AGREEMENT


         AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of May 18, 1999 (this "Amendment No. 6"), among OLSTEN CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), each of the Banks which is signatory hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS:

         A. The parties hereto entered into that certain Credit Agreement dated as of August 9, 1996, as amended by Amendment No. 1 dated as of August 27, 1997, Amendment No. 2 dated as of February 24, 1998, Amendment No. 3 dated as of July 30, 1998, Amendment No. 4 dated as of February 28, 1999 and Amendment No. 5 dated as of February 28, 1999 (the "Credit Agreement").

         B. The Borrower has requested that the Credit Agreement be amended as set forth herein and the Banks have agreed to such amendment subject to the terms and conditions of this Amendment No. 6.

         C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

         The amendments set forth in this Amendment No. 6 shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment No. 6 are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

         Section  1.1  The definition  of the  term  "Commitment"  contained  in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Commitment" means, with respect to each Bank, subject to the other provisions of this Agreement, the obligation of such Bank to extend credit to the Borrower hereunder in the following aggregate principal amount, as such amount may be reduced or otherwise modified from time to time

                  BANK                                       COMMITMENT
                  ----                                       ----------

         The Chase Manhattan Bank                          $ 75,000,000

         Bank of America                                   $ 45,000,000

         Wells Fargo Bank, N.A.                            $ 40,000,000

         Dresdner Bank A.G.                                $ 40,000,000

         First Union National Bank                         $ 40,000,000

         Fleet Bank, National Association                  $ 40,000,000

         Credit Lyonnais, New York Branch                  $ 30,000,000

         European American Bank                            $ 25,000,000

         Key Bank National Association                     $ 25,000,000

         HSBC Bank USA                                     $ 25,000,000

         The Bank of New York                              $ 15,000,000
                                                             __________

                                                           $400,000,000

         Section 1.2. The definition of the term "Consolidated Net Income" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "without giving effect to up to a maximum of $100,000,000 additional restructuring charges during the term of this Agreement" therefrom and by substituting the following in its place: "without giving effect to additional restructuring charges incurred on or prior to January 3, 1999."

         Section  1.3.  The term  "Letter  of Credit  Commitment"  contained  in
Section 1.1 of the Credit Agreement is hereby deleted and the following is substituted in its place:

               "Letter of Credit Sublimit" means, with respect to each Bank, the obligation of such Bank to purchase participating interests in each outstanding Letter of Credit, including the Letters of Credit in existence on May 18, 1999, issued by the Agent from time to time hereunder in an aggregate maximum face amount not to exceed at any time the product of (i) its Commitment Proportion and (ii) the lesser of (A) $75,000,000 or
               (B) the Total Commitments less Aggregate Outstandings."











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



         In addition, all references in the Credit Agreement to "Letter of Credit Commitment" shall be deemed to be references to "Letter of Credit Sublimit".

         Section 1.4.  The definition  of the term "Level"  contained in Section
1.1 of the Credit Agreement is hereby amended by deleting the chart therefrom and by substituting the following in its place:


            Borrower's Senior               Margin for Eurocurrency
            Unsecured Long                  Loans and Letter
Level       Term Debt Rating                of Credit Fees             Facility Fee
-----       ----------------                ---------------            ------------
Level 1     Greater than or equal to        30 basis points            10 basis points
            Standard & Poor's AA- and
            Moody's Aa3

Level 2     Less than Standard & Poor's     37.50 basis points         12.50 basis points
            AA- and Moody's Aa3 but
            greater than or equal to
            Standard & Poor's A- and
            Moody's A3

Level 3     Less than Standard & Poor's     57.50 basis points         17.50 basis points
            A- and Moody's A3 but
            greater than or equal to
            Standard & Poor's BBB+ and
            Moody's Baa1

Level 4     Standard & Poor's BBB and       80 basis points            20.00 basis points
            Moody's Baa2

Level 5     Standard & Poor's BBB- and      125 basis points           25 basis points
            Moody's Baa3

Level 6     Less than or equal to           162.5 basis points         37.50 basis points
            Standard & Poor's BB+ and
            Moody's Ba1

         Section 1.5. The definition of the term "Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference therein to "$325,000,000" and by substituting in its place the following: "$400,000,000".

         Section 1.6. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following terms therein in alphabetical order:










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



               "After  Tax  Settlement  and  Related   Charges"  means
               approximately $70,000,000 of after-tax Settlement and Related Charges.

               "Settlement" means the settlement of two federal investigations focusing on certain of the Borrower's subsidiaries' Medicare cost reports and transactions with Columbia/HCA Healthcare Corp.

               "Settlement and Related Charges" means the non-recurring charges of approximately $102,000,000 incurred by the Borrower during its fiscal year ending January 2, 2000 relating to the Settlement and to the realignment of the Borrower's business units intended to lower the Borrower's cost base, improve efficiencies and refocus its marketing efforts.

         Section 1.7. Section 2.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence thereof and by substituting the following in its place: "provided, that no Loan shall be made if after giving effect to such Loan the Aggregate Outstandings at the time of such Loan would exceed the Revolving Credit Commitment in effect on such date.

         Section 1.8. Section 2.8(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence thereof and by inserting the following in its place: "provided that (i) the Aggregate LC Outstandings shall not exceed at any time the aggregate of the Letter of Credit Sublimits and (ii) no Letter of Credit shall be issued if, after giving effect to such issuance, the Aggregate Outstandings at the time of such issuance would exceed the Total Commitments in effect on such date.

         Section 1.9. Section 8.7 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

               "Make any Acquisition other than an Acceptable Acquisition; provided, however, that neither the Borrower nor any of its Subsidiaries shall make any Acceptable Acquisition after May 18, 1999 if the aggregate consideration paid by the Borrower or its Subsidiaries in connection with any and all such
               Acquisitions exceeds $30,000,000 without the prior written consent of the Required Banks, except that, at any time after delivery of the Borrower's financial statements for the fiscal quarter ended October 3, 1999, if the Borrower shall have been in compliance with all terms and conditions of this Agreement for the two then most recently completed consecutive fiscal quarters, if the aggregate consideration paid in connection with any such Acquisition exceeds $200,000,000 without the prior written consent of the Required Banks.

         Section 1.10. Section 8.9 of the Credit Agreement is hereby amended by deleting the last sentence therefrom.

         Section 1.11. Article 8 of the Credit Agreement is hereby amended by inserting a new Section 8.11 therein which provides in its entirety as follows:

               Section 8.11. Redemptions. Without limiting the application of Section 8.3 hereof, redeem or otherwise purchase or acquire, or permit any Subsidiary to redeem or otherwise purchase or acquire any of its issued and outstanding capital stock or enter into, or permit any Subsidiary to enter into, any agreement to redeem or otherwise purchase or acquire any of its issued and outstanding capital stock.

         Section   1.12.   Effective   April  5,  1999,   Section  9.1  (Minimum
Consolidated Interest Coverage) of the Credit Agreement is hereby amended by deleting the chart therefrom and by substituting the following in its place:

                  Period                             Ratio
                  ------                             -----

         April 5, 1999 - July 4, 1999              3.00:1.00
         July 5, 1999 - January 2, 2000            3.10:1.00
         January 3, 2000 - December 31, 2000       3.50:1.00
         January 1, 2001 and thereafter            3.75:1.00

         Section  1.13.   Effective  April  5,  1999,   Section  9.2  (Ratio  of
Consolidated Funded Debt to Consolidated EBITDA) of the Credit Agreement is hereby amended by deleting the chart therefrom and by substituting the following in its place:

                  Period                             Ratio
                  ------                             -----

         April 5, 1999 - July 4, 1999              3.75:1.00
         July 5, 1999 - October 3, 1999            3.75:1.00
         October 4, 1999 - January 2, 2000         3.50:1.00
         January 3, 2000 and thereafter            3.25:1.00

         Section 1.14. Effective January 4, 1999, Sections 9.1 and 9.2 of the Credit Agreement are hereby further amended by inserting at the end of each such Section the following: "For purposes of calculating compliance with this covenant, any calculations using Consolidated EBITDA for any period included in the Borrower's fiscal year ending January 2, 2000 shall be calculated without giving effect to the Settlement and Related Charges. In addition, for the Borrower's fiscal quarter ending July 4, 1999 only, to the extent that the Borrower or any of its Subsidiaries has incurred Debt to fund the Settlement, up to $61,000,000 of such Debt (plus all interest accrued thereon) shall be excluded for purposes of calculating compliance with this covenant.

         Section  1.15.   Effective  January  4,  1999,   Section  9.3  (Minimum
Consolidated Net Worth) of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

               "The Borrower and its Consolidated Subsidiaries shall maintain at all times a Consolidated Net Worth of not less than actual Consolidated Net Worth as of the last day of the then prior fiscal year plus 50% of positive Consolidated Net Income for the then current fiscal year to date. For purposes of calculating compliance with this covenant for the periods ending on or before January 2, 2000, Consolidated Net Worth shall be increased by the After Tax Settlement and Related Charges incurred by the Borrower during its fiscal year ending January 2, 2000."

                                   ARTICLE 2.
                           WAIVERS TO CREDIT AGREEMENT

         Section 2.1.  The Banks hereby waive  compliance with the provisions of
Section 7.6 of the Credit Agreement to the extent, if any, that such provision would be violated in connection with the Settlement and the Borrower's activities relating thereto for the Borrower's fiscal year ending January 2, 2000.


         Section 2.2. The waiver set forth above is limited specifically to the matter set forth above and for the specific instance and purpose given and does not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default (except as contemplated by Section 2.1 hereof) under the Credit Agreement.

























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



                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Banks that:

         Section 3.1. Except to the extent previously disclosed in writing to the Banks, each of the representations and warranties set forth in Article 6 of the Credit Agreement is true as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantor and each of their Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that, except as disclosed to the Banks in connection with the Settlement, since April 4, 1999 there has been no material adverse change in the business, operations, properties or financial condition of the Borrower or of the Borrower, Guarantor and their Subsidiaries taken as a whole.

         Section 3.2. To induce the Banks and the Agent to enter into this Amendment No. 6 and to continue to make advances to the Borrower pursuant to the Credit Agreement, as amended hereby, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default); and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Obligations.

         Section 3.3. The Borrower has the corporate power and authority to enter into, perform and deliver this Amendment No. 6 and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment No. 6 and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

         Section 3.4. This Amendment No.6 and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

         Section 3.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

         Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment No. 6, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.



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



                                    ARTICLE 4.
                                  MISCELLANEOUS

         Section 4.1. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment No. 6 by signing any such counterpart.

         Section 4.2. This Amendment No. 6 shall be effective when, and only when the Agent shall have received counterparts of this Amendment No. 6 executed by the Borrower, the Agent and each of the Banks.

         Section 4.3. This Amendment No.6 shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

         Section 4.4. On and after the effective date of this Amendment No. 6, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Facility Documents to "the Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 6. The Credit Agreement, as amended by this Amendment No. 6, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         Section 4.5. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                             OLSTEN CORPORATION


                                             By:_____________________________
                                             Name:  Laurin L. Laderoute, Jr.
                                             Title: Vice President



                                             THE CHASE MANHATTAN BANK, as
                                              Agent and a Bank


                                             By:______________________________
                                             Name:
                                             Title:

                                             BANK OF AMERICA


                                             By:______________________________
                                             Name:
                                             Title:



                                             WELLS FARGO BANK, N.A.


                                             By:______________________________
                                             Name:
                                             Title:



                                             DRESDNER BANK AG, New York Branch
                                              and Grand Cayman Branch


                                             By:______________________________
                                             Name:
                                             Title:


                                             By:______________________________
                                             Name:
                                             Title:



                                             FIRST UNION NATIONAL BANK


                                             By:______________________________
                                             Name:
                                             Title:



                                             FLEET BANK, NATIONAL ASSOCIATION


                                             By:______________________________
                                             Name:
                                             Title:

                                             CREDIT LYONNAIS, New York Branch



                                             By:_____________________________
                                             Name:
                                             Title:



                                             EUROPEAN AMERICAN BANK


                                             By:_____________________________
                                             Name:
                                             Title:



                                             KEY BANK NATIONAL ASSOCIATION


                                             By:_____________________________
                                             Name:
                                             Title:



                                             HSBC BANK USA


                                             By:_____________________________
                                             Name:
                                             Title:



                                             THE BANK OF NEW YORK


                                             By:____________________________
                                             Name:
                                             Title:













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